UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  December 31, 2001

                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
             (Exact Name of Registrant as Specified in its Charter)

                                 Cayman Islands
                 (State or Other Jurisdiction of Incorporation)

              0-29788                                         N/A
     (Commission File Number)                           (I.R.S. Employer
                                                     Identification Number)

                                 (441) 295-4451
              (Registrant's Telephone Number, Including Area Code)

             P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road                 N/A
          Hamilton HM12, Bermuda                           (Zip Code)
  (Address of Principal Executive Offices)


          (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets.

     On December 31, 2001, Scottish Annuity & Life Holdings, Ltd. ("Scottish Holdings"), a Cayman Islands corporation, completed the acquisition of all of the issued and outstanding shares of World-Wide Holdings Limited ("World-Wide") from Pacific Life Insurance Company ("Pacific Life") pursuant to a Share Purchase Agreement between Scottish Holdings and Pacific Life dated as of August 6, 2001 as amended (the "Purchase Agreement"). As a result of the acquisition, World-Wide became a wholly owned subsidiary of Scottish Holdings, and Pacific Life received 4,532,380 ordinary shares of Scottish Holdings representing approximately 22.5% of the issued and outstanding shares of Scottish Holdings. Pursuant to the Stockholder Agreement attached as an exhibit hereto, Pacific Life has the right, initially, to appoint two directors to the board of directors of Scottish Holdings. The two Pacific Life appointees are Glenn S. Schafer and Khanh T. Tran. The acquisition of World-Wide was approved by the shareholders of Scottish Holdings at an Extraordinary General Meeting of Shareholders held on December 14, 2001.


Item 5.   Other Events

     Scottish Holdings issued a press release on December 31, 2001 announcing the completion of the transaction described in Item 2 herein. The press release is attached as an exhibit hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired

     The audited consolidated financial statements of World-Wide for the year ended September 30, 2000 and the unaudited consolidated financial statements of World-Wide for the nine months ended June 30, 2001 have been previously reported in Scottish Holdings' Definitive Proxy Statement, dated November 8, 2001 on pages F-8 through F-30 and therefore are not being reported pursuant to Instruction B.3. to Form 8-K.

     (b)  Pro Forma Financial Information

     The pro forma financial information of Scottish Holdings for the period ended June 30, 2001 has been previously reported in Scottish Holdings' Definitive Proxy Statement, dated November 8, 2001 on pages F-1 through F-7 and therefore are not being reported pursuant to Instruction B.3. to Form 8-K.

     (c)  Exhibits

          10.1 Share Purchase Agreement by and between Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company, dated as of August 6, 2001 (incorporated by reference to Scottish Holdings' 8-K, dated August 6, 2001)
          10.2 Amendment No. 1, dated November 8, 2001, to Share Purchase Agreement by and between Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company, dated as of August 6, 2001, filed herewith
          10.3 Registration Rights Agreement by and between Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company, dated as of December 31, 2001, filed herewith
          10.4 Stockholder Agreement by and between Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company, dated as of December 31, 2001, filed herewith
          10.5 Tax Deed of Covenant by and between Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company, dated as of December 31, 2001, filed herewith
          10.6 Letter Agreement by and between Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company dated as of December 28, 2001, filed herewith
          99.1      Press Release issued by Scottish Annuity & Life
                    Holdings, Ltd. and Pacific Life Insurance Company on December 31, 2001, filed herewith

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                                    By:  /s/ Scott E. Willkomm
                                         -------------------------------------
                                         Scott E. Willkomm
                                         President and Chief Financial Officer


Dated:  December 31, 2001

                                INDEX TO EXHIBITS

Number   Description

10.1 Share Purchase Agreement by and between Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company, dated as of August 6, 2001 (incorporated by reference to Scottish Holdings' 8-K, dated August 6, 2001)
10.2 Amendment No. 1, dated November 8, 2001, to Share Purchase Agreement by and between Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company, dated as of August 6, 2001, filed herewith
10.3 Registration Rights Agreement by and between Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company, dated as of December 31, 2001, filed herewith
10.4 Stockholder Agreement by and between Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company, dated as of December 31, 2001, filed herewith
10.5 Tax Deed of Covenant by and between Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company, dated as of December 31, 2001, filed herewith
10.6 Letter Agreement by and between Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company, dated as of December 28, 2001, filed herewith
99.1 Press Release issued by Scottish Annuity & Life Holdings, Ltd. and Pacific Life Insurance Company on December 31, 2001, filed herewith